Exhibit 99.1

PRESS RELEASE www.helixesg.com

Helix Energy Solutions Group, Inc. •  3505 W. Sam Houston Parkway N., Suite 400  •  Houston, TX  77043  • 281-618-0400  •  fax: 281-618-0505

For Immediate Release	26-010

Date: August 31, 2026	Contact:	Erik Staffeldt
Executive Vice President & CFO

Helix Shareholders Approve Combination
 with Hornbeck Offshore Services

Transaction Expected to Close on September 1st, 2026

HOUSTON & COVINGTON, La. – August 31, 2026 – Helix Energy Solutions Group, Inc. (“Helix”) (NYSE: HLX) and Hornbeck Offshore Services, Inc. (“Hornbeck”) announced that Helix’s shareholders have approved the proposals necessary to complete the previously announced all-stock combination of Helix and Hornbeck at a special meeting of Helix’s shareholders held today.

“We thank our shareholders for their support of our transaction with Hornbeck,” said Owen Kratz, President and Chief Executive Officer of Helix. “We believe this combination establishes an integrated offshore services company with enhanced scale, expanded capabilities and opportunities for growth across the deepwater energy, defense and renewables industries.”

“Today’s approval marks an important milestone in bringing together two industry leaders,” said Todd M. Hornbeck, Chairman, President and Chief Executive Officer of Hornbeck. “We appreciate the support of Helix’s shareholders and look forward to creating a global offshore services leader, one with the innovative, high-quality and value-added business solutions, global reach, advanced technology and financial strength necessary to better serve our customers and drive long-term shareholder value.”

Upon completion of the transaction, Hornbeck securityholders will own approximately 55% and Helix shareholders will own approximately 45% of the combined company on a fully diluted basis. The combined company will operate under the name “Hornbeck Offshore Services, Inc.” and trade on the New York Stock Exchange under the ticker symbol “HOS.”

The companies expect the transaction to close on September 1st, 2026.

The final voting results, as certified by an independent inspector of election, will be filed on a Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”).

Advisors

Goldman Sachs & Co. LLC is serving as financial advisor to Helix, and Veriten LLC is serving as an independent strategic advisor. Baker Botts L.L.P. is serving as legal counsel to Helix. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor.

Barclays, Piper Sandler & Co. and J.P. Morgan are acting as financial advisors to Hornbeck, and Kirkland & Ellis LLP is serving as its legal counsel.

About Helix

Helix Energy Solutions Group, Inc., headquartered in Houston, Texas, is an international offshore energy services company that provides specialty services to the offshore energy industry, with a focus on well intervention, robotics and decommissioning operations. Helix’s services are key in supporting a global energy transition by maximizing production of existing oil and gas reserves, decommissioning end-of-life oil and gas fields and supporting renewable energy developments.

About Hornbeck

Hornbeck Offshore Services, Inc., headquartered in Covington, Louisiana, is a leading provider of technologically advanced, high specification offshore service vessels to the energy industry primarily in the Gulf of America and Latin America, as well as to the U.S. government, offshore wind and other non-oilfield customers.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Helix has filed with the SEC a registration statement on Form S-4 to register the common stock of Helix to be issued in connection with the proposed transaction. The registration statement includes a document that serves as a proxy statement and prospectus of Helix (the “proxy statement/prospectus”), and Helix will file other documents regarding the proposed transaction with the SEC. This document is not a substitute for the registration statement, the proxy statement/prospectus, or any other document that Helix has filed or may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT HELIX AND HORNBECK, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.

The registration statement was declared effective on July 31, 2026 and Helix commenced mailing of the definitive proxy statement/prospectus to Helix shareholders on or about July 31, 2026. Investors and securityholders are able to obtain free copies of the registration statement and the proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by Helix with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Helix, including the proxy statement/prospectus, will be available free of charge from Helix’s website at helixesg.com under the “Investors” tab.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of present or historical fact included in this press release are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements include, but are not limited to, statements regarding: Helix’s and Hornbeck’s expectations, hopes, beliefs, intentions or strategies regarding the completion of the proposed transaction; timeline and ability to realize anticipated benefits of the proposed transaction (including expected synergies and balance sheet balances); and governance of the combined company. These forward-looking statements are based largely on Helix’s and Hornbeck’s current expectations. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause Helix’s or Hornbeck’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks related to potential litigation relating to the proposed transaction, including the effects of any outcomes related thereto; the risk that disruptions from the proposed transaction (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm Helix’s or Hornbeck’s business, including current plans and operations, including during the pendency of the proposed transaction; the ability of Helix or Hornbeck to retain and hire key personnel, to retain customers or maintain relationships with their respective suppliers and customers; the diversion of management’s time and attention from ordinary course of business operations to completion of the proposed transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; legislative, regulatory and economic developments; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Helix’s or Hornbeck’s financial performance as well as unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, losses, synergies, economic performance, indebtedness, financial condition, future prospects, business and management strategies, expansion and growth of Helix’s or Hornbeck’s businesses; the inability of Helix and Hornbeck to achieve expected synergies from the transaction or that it may take longer or be more costly than expected to achieve those synergies; an inability to de-leverage on the expected timeline, or at all; the imposition of any terms and conditions on any required governmental and regulatory approvals that could reduce the anticipated benefits to Helix and Hornbeck of the proposed transaction; the inability to successfully integrate Hornbeck’s operations with those of Helix without unexpected cost or delay; certain restrictions during the pendency of the proposed transaction that may impact Helix’s or Hornbeck’s ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring Helix or Hornbeck to pay a termination fee and expense reimbursement; the risk that Helix’s share price may decline significantly if the proposed transaction is not consummated; there may be liabilities that are not known, probable or estimable at this time, or unexpected costs, charges or expenses; actions by governments, regulatory authorities, customers, suppliers and partners; market conditions; results from acquired properties; demand for services; the performance of contracts by suppliers, customers and partners; operating hazards and delays, which includes delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in Helix’s filings with the SEC. In addition, Helix and Hornbeck caution you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the proposed transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that have been or may be instituted against Helix or Hornbeck following announcement of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to satisfy any conditions to closing in the merger agreement; (iv) the risk that the proposed transaction disrupts Helix’s or Hornbeck’s current plans and operations as a result of the announcement of the proposed transaction; (v) Helix’s and Hornbeck’s ability to realize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition and the ability of Helix and Hornbeck to grow and manage growth profitably following the proposed transaction; and (vi) costs related to the proposed transaction. The forward-looking statements in this press release are based upon information available to Helix and Hornbeck as of the date of this press release and, while Helix and Hornbeck believe such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, Helix and Hornbeck do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Helix’s periodic filings with the SEC, including Helix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, Helix’s subsequent Quarterly Reports on Form 10-Q and in Helix’s Definitive Proxy Statement/Prospectus filed with the SEC on July 31, 2026. Helix’s SEC filings are available publicly on the SEC’s website at www.sec.gov.